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                                                                    EXHIBIT 10.3

                              MODIFICATION NO. 11

                            TO THE SATELLITE CONTRACT

                   (EchoStar VII - 119(degrees) West Longitude)

                                     BETWEEN

                           LOCKHEED MARTIN CORPORATION

                                       AND

                          ECHOSTAR ORBITAL CORPORATION

                             DATED January 27, 2000



This Modification is effective as of February 7, 2002

WITNESS THAT:

WHEREAS, EchoStar Orbital Corporation ("Buyer") and Lockheed Martin Corporation ("Contractor"), mutually agree to modify the subject Contract to:


o        Delete Contract Modification Number 6 in it's entirety

o Modify EXHIBIT A, THE ECHOSTAR VII STATEMENT OF WORK, DOC#8575922. This modification incorporates mutually agreed upon changes to Paragraph 14.3b, specifically the In-orbit payload test location from the designated orbital location of 148 degrees West longitude, to 129 degrees West longitude.

NOW THEREFORE, in consideration of the mutual covenants and conditions contained herein, Buyer and Contractor agree to modify the Contract as follows:


1) Contract Modification Number 6 is hereby deleted in it's entirety and all provisions which were in existence prior to Modification Number 6 are reinstated as changed by Modifications subsequent to Modification Number 6.


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                                                                    EXHIBIT 10.3


2) EXHIBIT A EchoStar VII Statement of Work Doc#8575922,

Delete EXHIBIT A EchoStar VII Statement of Work Doc#8575922 Paragraph 14.3b line 1, "148 degrees West" and replace with "129 degrees West".

IN WITNESS WHEREOF, the parties hereto have executed this Contract Amendment.


ECHOSTAR ORBITAL CORPORATION            LOCKHEED MARTIN CORPORATION

By:                                     By:
    ----------------------------            ------------------------------------
    David K. Moskowitz                      Dean Adams

    Senior Vice President and               Contracts Manager

    General Counsel


EchoStar Communications Corporation hereby guarantees all the obligations and duties of EchoStar Orbital Corporation under the Contract to which this guarantee is attached.


ECHOSTAR COMMUNICATIONS

CORPORATION

By:
    ------------------------
    David K. Moskowitz

    Senior Vice President and

    General Counsel